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                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 18, 2002


                          STEWART & STEVENSON SERVICES, INC.
                (Exact name of registrant as specified in its charter)


           TEXAS                           0-8493                74-1051605
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


            2707 NORTH LOOP WEST
               HOUSTON, TEXAS                                       77008
(Address of principal executive offices)                          (Zip code)


         Registrant's telephone number, including area code: (713) 868-7700


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Item 5.   OTHER EVENTS.

On October 18, 2002, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company Begins Trading on the New York Stock Exchange.

Item 7.   EXHIBITS.

EXHIBIT 99.1 COMPANY PRESS RELEASE DATED OCTOBER 18, 2002, TITLED STEWART & STEVENSON SERVICES BEGINS TRADING ON THE NEW YORK STOCK EXCHANGE.



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                       STEWART & STEVENSON SERVICES, INC.


Date:  October 18, 2002            By: /s/ John B. Simmons
                                           Name:  John B. Simmons
                                           Title: Vice President and
                                                  Chief Financial Officer


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EXHIBIT INDEX

99.1 Company Press Release dated October 18, 2002, titled Stewart & Stevenson Services Begins Trading on the New York Stock Exchange.